UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) — February 9, 2011
PAA Natural Gas Storage, L.P.
(Exact name of registrant as specified in its charter)

DELAWARE	001-34722	27-1679071
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)
333 Clay Street, Suite 1500, Houston, Texas 77002
(Address of principal executive offices) (Zip Code)
713-646-4100
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
     On February 14, 2011, PAA Natural Gas Storage, L.P. (the “Partnership”) filed a current report on Form 8-K (the “Original Filing”) in connection with the acquisition on February 9, 2011 of SG Resources Mississippi, L.L.C., owner of the Southern Pines Energy Center natural gas storage facility. The Partnership is filing this Form 8-K/A to provide the financial statements and unaudited pro forma financial information required by Item 9.01(a) and Item 9.01(b) of Form 8-K. This information was not included in the Original Filing.
Item 9.01 Financial Statements and Exhibits
     The following financial statements and pro forma financial information are filed as exhibits to this report:
(a)	Financial Statements of Businesses Acquired
The audited financial statements of SG Resources Mississippi, L.L.C. as of December 31, 2010 and 2009 and for the years ended December 31, 2010, 2009 and 2008, including the notes thereto, are filed herewith as Exhibit 99.1.

(b)	Pro Forma Financial Information
The unaudited pro forma condensed combined financial statements of PAA Natural Gas Storage, L.P. as of and for the year ended December 31, 2010, including the notes thereto, are filed herewith as Exhibit 99.2.

(c)	Shell Company Transactions Not applicable.

(d)	Exhibits

Exhibit No.	Exhibit Title

23.1	Consent of Grant Thornton LLP, Independent Certified Public Accountants for SG Resources Mississippi, L.L.C.

99.1	SG Resources Mississippi, L.L.C. audited financial statements as of December 31, 2010 and 2009 and for the years ended December 31, 2010, 2009 and 2008, including the notes thereto.

99.2	Unaudited pro forma condensed combined financial statements of PAA Natural Gas Storage, L.P. as of and for the year ended December 31, 2010, including the notes thereto.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 15, 2011	PAA NATURAL GAS STORAGE, L.P. By: PNGS GP LLC, its general partner

	By:	/s/ Don O’Shea
		Name:	Don O’Shea
		Title:	Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Title

23.1	Consent of Grant Thornton LLP, Independent Certified Public Accountants for SG Resources Mississippi, L.L.C.

99.1	SG Resources Mississippi, L.L.C. audited financial statements as of December 31, 2010 and 2009 and for the years ended December 31, 2010, 2009 and 2008, including the notes thereto.

99.2	Unaudited pro forma condensed combined financial statements of PAA Natural Gas Storage, L.P. as of and for the year ended December 31, 2010, including the notes thereto.